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                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                           HOMESTEAD.COM INCORPORATED


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                                                 TABLE OF CONTENTS
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
1        ACCOUNTING AND OTHER TERMS...............................................................................4

2        LOAN AND TERMS OF PAYMENT................................................................................4
         2.1      Credit Extensions...............................................................................4
         2.2      Overadvances....................................................................................5
         2.3      Interest Rate, Payments.........................................................................5
         2.4      Fees............................................................................................7

3        CONDITIONS OF LOANS......................................................................................7
         3.1      Conditions Precedent to Credit Extension........................................................7
         3.2      Conditions Precedent to all Credit Extensions...................................................7

4        CREATION OF SECURITY INTEREST............................................................................7
         4.1      Grant of Security Interest......................................................................7

5        REPRESENTATIONS AND WARRANTIES...........................................................................8
         5.1      Due Organization and Authorization..............................................................8
         5.2      Collateral......................................................................................8
         5.3      Litigation......................................................................................8
         5.4      No Material Adverse Change in Financial Statements..............................................8
         5.5      Solvency........................................................................................8
         5.6      Regulatory Compliance...........................................................................8
         5.7      Subsidiaries....................................................................................9
         5.8      Full Disclosure.................................................................................9

6        AFFIRMATIVE COVENANTS....................................................................................9
         6.1      Government Compliance...........................................................................9
         6.2      Financial Statements, Reports, Certificates.....................................................9
         6.3      Inventory; Returns.............................................................................10
         6.4      Taxes..........................................................................................10
         6.5      Insurance......................................................................................10
         6.6      Primary Accounts...............................................................................10
         6.7      Financial Covenants............................................................................10
         6.8      Registration of Intellectual Property Rights...................................................11
         6.9      Loss; Destruction; or Damage...................................................................11
         6.10     Further Assurances.............................................................................11

7        NEGATIVE COVENANTS......................................................................................11
         7.1      Dispositions...................................................................................11
         7.2      Changes in Business, Ownership, Management or Business Locations...............................12
         7.3      Mergers or Acquisitions........................................................................12
         7.4      Indebtedness...................................................................................12
         7.5      Encumbrance....................................................................................12
         7.6      Distributions; Investments.....................................................................12
         7.7      Transactions with Affiliates...................................................................12
         7.8      Subordinated Debt..............................................................................12
         7.9      Compliance.....................................................................................12

8        EVENTS OF DEFAULT.......................................................................................13
         8.1      Payment Default................................................................................13
         8.2      Covenant Default...............................................................................13

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
         8.3      Material Adverse Change........................................................................13
         8.4      Attachment.....................................................................................13
         8.5      Insolvency.....................................................................................13
         8.6      Other Agreements...............................................................................14
         8.7      Judgments......................................................................................14
         8.8      Misrepresentations.............................................................................14

9        BANK'S RIGHTS AND REMEDIES..............................................................................14
         9.1      Rights and Remedies............................................................................14
         9.2      Power of Attorney..............................................................................15
         9.3      Accounts Collection............................................................................15
         9.4      Bank Expenses..................................................................................15
         9.5      Bank's Liability for Collateral................................................................15
         9.6      Remedies Cumulative............................................................................15
         9.7      Demand Waiver..................................................................................15

10       NOTICES.................................................................................................15

11       CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER..............................................................16

12       GENERAL PROVISIONS......................................................................................16
         12.1     Successors and Assigns.........................................................................16
         12.2     Indemnification................................................................................16
         12.3     Time of Essence................................................................................16
         12.4     Severability of Provision......................................................................16
         12.5     Amendments in Writing, Integration.............................................................16
         12.6     Counterparts...................................................................................16
         12.7     Survival.......................................................................................17
         12.8     Confidentiality................................................................................17
         12.9     Effect of Amendment and Restatement............................................................17
         12.10    Attorneys' Fees, Costs and Expenses............................................................17

13       DEFINITIONS.............................................................................................17
         13.1     Definitions....................................................................................17

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         THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated March 1,
2000, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman
Drive, Santa Clara, California 95054 and HOMESTEAD.COM INCORPORATED, formerly known as HOMESTEAD TECHNOLOGIES INC. formerly known as KARTOFFELSOFT
INCORPORATED ("Borrower"), whose address is 3475 H. Edison Way, Menlo Park,
California 94025.

                                    RECITALS

         A. Bank and Borrower are parties to that certain QuickStart Loan and Security Agreement dated July 13, 1998, as amended (collectively, the
"Original Agreement").

         B. Borrower and Bank desire in this Agreement to set forth their agreement with respect to a working capital, equipment line and term loan and to amend and restate in its entirety without novation the Original Agreement in accordance with the provisions herein. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

                                    AGREEMENT

         The parties agree as follows:

1        ACCOUNTING AND OTHER TERMS

         Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP.
The term "financial statements" includes the notes and schedules. The terms
"including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.

2        LOAN AND TERMS OF PAYMENT

2.1      CREDIT EXTENSIONS.

         Borrower will pay Bank the unpaid principal amount of all Credit
Extensions and interest on the unpaid principal amount of the Credit
Extensions.

2.1.1    REVOLVING ADVANCES.

         (a) Bank will make Advances not exceeding the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

         (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

         (c) The Committed Revolving Line terminates on the Revolving
Maturity Date, when all Advances are immediately payable.

2.1.2    EQUIPMENT ADVANCES.

         (a) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time prior to the Commitment
Termination Date, equipment advances (each an "Equipment


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Advance" and collectively the "Equipment Advances") in an aggregate amount not to exceed the Committed Equipment Line. When repaid, the Equipment
Advances may not be re-borrowed. The proceeds of the Equipment Advances will be used solely to reimburse Borrower for the purchase of Eligible Equipment purchased within 90 days of the Closing Date. Each Equipment Advance shall be considered a promissory note evidencing the amounts due hereunder for all purposes. Bank's obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default, or (ii) the Commitment Termination Date. For purposes of this Section, the minimum amount of each Equipment Advance is $75,000 and the maximum number of Equipment
Advances that will be made is 5.

         (b) To obtain an Equipment Advance, Borrower will deliver to Bank a completed supplement in substantially the form attached as Exhibit E ("Loan
Supplement"), copies of invoices for the Financed Equipment and such additional information as Bank may request at least five (5) Business Days before the proposed funding date (the "Funding Date"). On each Funding Date, Bank will specify in the Loan Supplement for each Equipment Advance, the Basic Rate, the Loan Factor, and the Payment Dates. If Borrower satisfies the conditions of each Equipment Advance specified herein, Bank will disburse such Equipment Advance by internal transfer to Borrower's deposit account with Bank. Each Equipment Advance may not exceed 100% of the Original Stated
Cost.

         (c) Bank's obligation to lend the undisbursed portion of the Committed Equipment Line will terminate if, in Bank's sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

2.1.3    TERM LOAN.

         (a) Bank will continue to make a Term Loan available to Borrower.

         (b) Borrower will pay 24 equal installments of principal of $13,004.56 plus Interest (the "Term Loan Payment"). Each Term Loan Payment is payable on the 25th of each month during the term of the loan. Borrower's final Term Loan Payment, due on January 25, 2002, includes all outstanding
Term Loan principal and accrued interest.

2.2      OVERADVANCES.

         If Borrower's Obligations under Section 2.1.1 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess.

2.3      INTEREST RATE, PAYMENTS.

         AS TO ADVANCES.

         (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate of 1.0 percentage point above the Prime
Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

         (b) Payments. Interest due on the Committed Revolving Line is payable on the 9th day of each month.

         AS TO EQUIPMENT ADVANCES.

         (a) Principal and Interest Payments On Payment Dates. Borrower will repay the Equipment Advances on the terms provided in the Loan Supplement.
Borrower will make payments monthly in


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advance of principal and accrued interest for each Equipment Advance
(collectively, "Scheduled Payments"), on the first Business Day of the month following the Funding Date (or commencing on the Funding Date if the Funding
Date is the first Business Day of the month) with respect to such Equipment
Advance and continuing thereafter during the Repayment Period on the first
Business Day of each calendar month (each a "Payment Date"), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Equipment
Advance as of such Payment Date. All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Equipment Advance. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. An
Equipment Advance may only be prepaid in accordance with Sections 2.3 (e) and
2.3 (g).

         (b) Interest Rate. Borrower will pay interest on the Payment Dates
(as described above) at the per annum rate of interest equal to the Basic
Rate determined by Bank as of the Funding Date for each Equipment Advance in accordance with the definition of the Basic Rate. Any amounts outstanding during the continuance of an Event of Default shall bear interest at a per annum rate equal to the Basic Rate plus five percent (5%). If any change in the law increases Bank's expenses or decreases its return from the Equipment
Advances, Borrower will pay Bank upon request the amount of such increase or decrease.

         (c) Interim Payment. In addition to the Scheduled Payments, on the
Funding Date for each Equipment Advance (unless the Funding Date is the first
Business Day of the month) Borrower shall pay to Bank, on behalf of Bank, the projected interest to accrue from the Funding Date to the first Payment Date, pursuant to paragraph "(b)" of this Section.

         (d) Final Payment. On the Maturity Date with respect to each
Equipment Advance, Borrower will pay, in addition to the unpaid principal and accrued interest and all other amounts due on such date with respect to such Equipment Advance, an amount equal to the Final Payment.

         (e) Prepayment Upon an Event of Loss. If any Financed Equipment is subject to an Event of Loss as defined in Section 6.9 and Borrower is required to or elects to prepay the Equipment Advance with respect to such Financed Equipment pursuant to Section 6.9, then such Equipment Advance shall be prepaid to the extent and in the manner provided in such section.

         (f) Mandatory Prepayment Upon an Acceleration. If the Equipment
Advances are accelerated following the occurrence of an Event of Default or otherwise (other than following an Event of Loss), then Borrower will immediately pay to Bank (i) all unpaid Scheduled Payments (including principal and interest) with respect to each Equipment Advance, (ii) all remaining Scheduled Payments (including principal and interest unpaid) (iii) all accrued unpaid interest, including the default rate of interest, to the date of the prepayment, (iv) the Final Payment and (v) all other sums, if any, that shall have become due and payable with respect to any Equipment
Advance.

         (g) Permitted Prepayment of Loans. Borrower shall have the option to prepay all, but not less than all, of the Equipment Advances advanced by Bank under this Agreement, PROVIDED Borrower (i) provides written notice to Bank of its election to prepay the Equipment Advances at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of the prepayment (A) all unpaid Scheduled Payments (including principal and interest) with respect to each Equipment Advance; (B) all remaining Scheduled Payments (including principal and interest); (C) all unpaid accrued interest to the date of the prepayment; (D) the Final Payment; and (E) all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement.

         AS TO TERM LOAN.

        (a) Interest Rate. (i) Term Loan accrue interest at a per annum rate equal to the Prime Rate. After an Event of Default, the Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.


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2.3.2    REQUEST TO DEBIT ACCOUNTS.

         Bank may debit any of Borrower's deposit accounts including Account
Number 3300123800 for principal and interest payments or any amounts Borrower owes Bank when due. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off.

2.4      FEES.

         Borrower will pay:

         (a) Facility Fee. A fully earned, non-refundable Facility Fee of
$7,500 for the Committed Revolving Line due on the Closing Date;

         (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due; and

         (c) Good Faith Deposit. Borrower has paid to Bank a Good Faith
Deposit of $2,500 to initiate Banks due diligence review process.

3        CONDITIONS OF LOANS

3.1      CONDITIONS PRECEDENT TO CREDIT EXTENSION.

         Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires and a satisfactory Collateral audit. The initial Credit Extension shall be an Advance to pay off Borrower's loan #1100062565 with Bank, subject to the terms and conditions of this Agreement.

3.2      CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

         Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

         (a) timely receipt of any Payment/Advance Form; and

         (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4        CREATION OF SECURITY INTEREST

4.1      GRANT OF SECURITY INTEREST.

         Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5        REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:


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5.1      DUE ORGANIZATION AND AUTHORIZATION.

         Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

         The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause reasonably be expected to cause a Material Adverse Change.

5.2      COLLATERAL.

         Borrower has good title to the Collateral, free of Liens except
Permitted Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency
Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

5.3      LITIGATION.

         Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers and legal counsel, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material
Adverse Change.

5.4      NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

         All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects
Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5      SOLVENCY.

         The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6      REGULATORY COMPLIANCE.

         Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors).
Borrower has complied in all material respects with the Federal Fair Labor
Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse
Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than


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legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP.
Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7      SUBSIDIARIES.

         Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8      FULL DISCLOSURE.

         No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading. It being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6        AFFIRMATIVE COVENANTS

         Borrower will do all of the following:

6.1      GOVERNMENT COMPLIANCE.

         Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2      FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

         (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) as soon as available, but no later than 90 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank;
(iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (iv) budgets, sales projections, operating plans or other financial information Bank reasonably requests; and
(v) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual
Property.

      (b) Within 30 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.


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         (c) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance
Certificate signed by a Responsible Officer in the form of Exhibit D.

         (d) Bank has the right to audit Borrower's Collateral at Borrower's expense, but the audits will be conducted no more often than every 6 months unless an Event of Default has occurred and is continuing.

6.3      INVENTORY; RETURNS.

         Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $50,000.

6.4      TAXES.

         Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5      INSURANCE.

         Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are reasonably satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and all policies will provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Subject to Section 6.9 below, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy to the replacement or repair of destroyed or damaged property; provided that, after the occurrence and during the continuance of an Event of Default, all proceeds payable under any such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations.

6.6      PRIMARY ACCOUNTS.

         Borrower will maintain its primary depository and operating accounts and short-term investment accounts with Bank.

6.7      FINANCIAL COVENANTS.

         Borrower will maintain as of the last day of each month:

                (i)     LIQUIDITY COVERAGE. A ratio of unrestricted cash plus
50% of Eligible Accounts greater than either (a) two times the outstanding
Credit Extensions or (b) four months Remaining Months Liquidity. At such time as Borrower achieves a minimum quarterly profit of $1 for 2 consecutive quarters, the Liquidity Coverage shall be replaced by a Debt Service Coverage described in (ii) below.

                (ii) DEBT SERVICE COVERAGE. A ratio of earnings before tax plus depreciation and amortization divided by the sum of current maturities of long term debt plus interest expense monthly of at least 1.50 to 1.00.

                (iii) PROFITABILITY. Borrower will have a minimum net profit of $1 for each month, except that Borrower may suffer a quarterly loss not to exceed 125% of Borrower's financial projections approved by its Board of Directors in form and substance acceptable to Bank.


                                      10

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6.8      REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

         Borrower will register with the United States Patent and Trademark
Office or the United States Copyright Office its Intellectual Property within
30 days of the date of this Agreement, and additional Intellectual Property rights developed or acquired including revisions or additions with any product before the sale or licensing of the product to any third party.

         Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual
Property to be abandoned, forfeited or dedicated to the public without Bank's written consent.

6.9      LOSS; DESTRUCTION; OR DAMAGE.

         Borrower will bear the risk of the Financed Equipment being lost, stolen, destroyed, or damaged. If during the term of this Agreement any item of Financed Equipment is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason for a period equal to at least the remainder of the term of this Agreement (an "Event of Loss"), then in each case, Borrower:

         (a) prior to the occurrence of an Event of Default, at Borrower's option, will (i) pay to Bank on account of the Obligations all accrued interest to the date of the prepayment, plus all outstanding principal, plus the Final Payment; or (ii) repair or replace any Financed Equipment subject to an Event of Loss provided the repaired or replaced Financed Equipment is of equal or like value to the Financed Equipment subject to an Event of Loss and provided further that Bank has a first priority perfected security interest in such repaired or replaced Financed Equipment.

         (b) during the continuance of an Event of Default, on or before the Payment Date after such Event of Loss for each such item of Financed
Equipment subject to such Event of Loss, Borrower will, at Bank's option, pay to Bank an amount equal to the sum of: (i) all accrued and unpaid Scheduled
Payments (with respect to such Equipment Advance related to the Event of Loss) due prior to the next such Payment Date, (ii) all Regularly Scheduled
Payments (including principal and interest), (iii) the Final Payment plus
(iv) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

         (c) On the date of receipt by Bank of the amount specified above with respect to each such item of Financed Equipment subject to an Event of Loss, this Agreement shall terminate as to such Financed Equipment. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section, Bank shall promptly remit to Borrower the amount in excess of the amount owed to Bank.

6.10     FURTHER ASSURANCES.

         Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7        NEGATIVE COVENANTS

         Borrower will not do any of the following without Bank's prior written consent, which will not be unreasonably withheld:

7.1      DISPOSITIONS.

         Convey, sell, lease, transfer or otherwise dispose of (collectively
"Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the


                                      11


property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

7.2      CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

         Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a material change in its ownership or management (other than the sale of Borrower's equity securities in a public offering or to venture capital investors approved by Bank) of greater than 25%. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations.

7.3      MERGERS OR ACQUISITIONS.

         Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) result in a decrease of more than 25% of Tangible Net Worth. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4      INDEBTEDNESS.

         Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5      ENCUMBRANCE.

         Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6      DISTRIBUTIONS; INVESTMENTS.

         Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, except for repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements in an aggregate amount not to exceed $50,000 in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchase.

7.7      TRANSACTIONS WITH AFFILIATES.

         Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8      SUBORDINATED DEBT.

         Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9      COMPLIANCE.

         Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonable be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8        EVENTS OF DEFAULT

         Any one of the following is an Event of Default:

8.1      PAYMENT DEFAULT.

         If Borrower fails to pay any of the Obligations within 3 business days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2      COVENANT DEFAULT.

         If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3      MATERIAL ADVERSE CHANGE.

         (i) If there occurs a material impairment in the perfection or priority of the Bank's security interest in the Collateral or in the value of such Collateral (other than normal depreciation) which is not covered by adequate insurance or (ii) if the Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

8.4      ATTACHMENT.

         If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5      INSOLVENCY.

         If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6      OTHER AGREEMENTS.

         If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7      JUDGMENTS.

         If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8      MISREPRESENTATIONS.

         If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9        BANK'S RIGHTS AND REMEDIES

9.1      RIGHTS AND REMEDIES.

         When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

         (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

         (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

         (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

         (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

         (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

         (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

         (g) Dispose of the Collateral according to the Code.

9.2      POWER OF ATTORNEY.

         Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and (v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3      ACCOUNTS COLLECTION.

         When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4      BANK EXPENSES.

         If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5      BANK'S LIABILITY FOR COLLATERAL.

         If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6      REMEDIES CUMULATIVE.

         Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7      DEMAND WAIVER.

         Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10       NOTICES

         All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11       CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

         California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12       GENERAL PROVISIONS

12.1     SUCCESSORS AND ASSIGNS.

         This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2     INDEMNIFICATION.

         Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3     TIME OF ESSENCE.

         Time is of the essence for the performance of all obligations in this Agreement.

12.4     SEVERABILITY OF PROVISION.

         Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5     AMENDMENTS IN WRITING, INTEGRATION.

         All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7     SURVIVAL.

         All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8     CONFIDENTIALITY.

         In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9     EFFECT OF AMENDMENT AND RESTATEMENT.

         This Agreement is intended to and does completely amend and restate, without novation, the Original Agreement. All Credit Extensions or loans outstanding under the Original Agreement are and shall continue to be outstanding under this Agreement. All security interests granted under the Original Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Agreement.

12.10    ATTORNEYS' FEES, COSTS AND EXPENSES.

         In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13       DEFINITIONS

13.1     DEFINITIONS.

         In this Agreement:

         "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

          "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

         "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

         "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

         "BASIC RATE" is, as of the Funding Date, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to the Treasury

Note Maturity as quoted in The Wall Street Journal on the day the Loan Supplement is prepared, plus (b) the Loan Margin.

         "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

         "BORROWING BASE" is 75% of Eligible Accounts as determined by Bank from Borrower's most recent Borrowing Base Certificate; PROVIDED, HOWEVER, that Bank may lower the percentage of the Borrowing Base after performing an audit of Borrower's Collateral.

         "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

         "CAPITALIZED PRODUCT DEVELOPMENT COSTS" are all costs associated with the development of Borrower's product, including, but not limited to software, that are not recorded as an expense and have been classified as an asset account.

         "CLOSING DATE" is the date of this Agreement.

         "CODE" is the California Uniform Commercial Code.

         "COLLATERAL" is the property described on EXHIBIT A.

         "COMMITMENT TERMINATION DATE" June 1, 2000.

         "COMMITTED EQUIPMENT LINE" is a Credit Extension of up to $1,500,000.

         "COMMITTED REVOLVING LINE" is an Advance of up to $750,000.

         "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

         "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

         "CREDIT EXTENSION" is each Revolving Advances, Equipment Advance and Term Loan, or any other extension of credit by Bank for Borrower's benefit.

         "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; BUT Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

         (a) Accounts that the account debtor has not paid within 90 days of invoice date;

         (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

         (c) Credit balances over 90 days from invoice date;

         (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

         (e) Accounts for which the account debtor does not have its principal place of business in the United States;

         (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

         (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

         (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

         (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

         (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

         (k) Accounts for which Bank reasonably determines collection to be doubtful.

         "ELIGIBLE EQUIPMENT" is general purpose computer equipment, office equipment, test and laboratory equipment and furnishings that complies with all of Borrower's representations and warranties to Bank and which is acceptable to Bank in all respects. All Equipment financed with the proceeds of Equipment Advances shall be new equipment.

         "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

         "EQUIPMENT ADVANCE" is defined in Section 2.1.2.

         "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

         "FINAL PAYMENT" is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the Maturity Date for such Equipment Advance equal to the Loan Amount for such Equipment Advance multiplied by the Final Payment Percentage.

         "FINAL PAYMENT PERCENTAGE" is, for each Equipment Advance, 8%.

         "FINANCED EQUIPMENT" is defined in the Loan Supplement.

         "FUNDING DATE" is any date on which an Equipment Advance is made to or on account of Borrower.

         "GAAP" is generally accepted accounting principles.

         "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

         "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "INTELLECTUAL PROPERTY" is:

         (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

         (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

         (c) All design rights which may be available to Borrower now or later created, acquired or held;

         (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

         All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

         "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

         "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, Credit Extension or capital contribution to any Person.

         "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "LOAN AMOUNT" is the aggregate amount of the Equipment Advance.

         "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

         "LOAN FACTOR" is the percentage which results from amortizing the Equipment Advance over the Repayment Period, using the Basic Rate as the interest rate.

         "LOAN MARGIN" is 275 basis points.

         "LOAN SUPPLEMENT" is attached as Exhibit E.

         "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

         "MATERIAL ADVERSE CHANGE" is defined in Section 8.3.

         "MATURITY DATE" is, with respect to each Equipment Advance, the last day of the Repayment Period for such Equipment Advance, or if earlier, the date of acceleration of such Equipment Advance by Bank following an Event of Default.

         "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

         "ORIGINAL AGREEMENT" has the meaning set forth in recital paragraph
A.

         "ORIGINAL STATED COST" is (i), the original cost to the Borrower of the item of new Equipment net of any and all freight, installation, tax or
(ii) the fair market value assigned to such item of used Equipment by mutual agreement of Borrower and Bank at the time of making of the Equipment Advance.

         "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

         "PERMITTED INDEBTEDNESS" is:

         (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

         (b) Indebtedness existing on the Closing Date and shown on the Schedule;

         (c) Subordinated Debt;

         (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

         (e) Indebtedness secured by Permitted Liens.

         "PERMITTED INVESTMENTS" are:

         (a) Investments shown on the Schedule and existing on the Closing Date; and

         (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

         "PERMITTED LIENS" are:

         (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

         (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, IF they have no priority over any of Bank's security interests;

         (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, IF the Lien is confined to the property and improvements and the proceeds of the equipment;

         (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, IF the licenses and sublicenses permit granting Bank a security interest;

         (e) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

         (f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

         "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

         "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

         "REMAINING MONTHS LIQUIDITY" Borrower will maintain, as of the last day of each month, at least 4 months Remaining Months Liquidity. "Remaining Months Liquidity" is cash on hand (and cash equivalents) plus 50% of Borrower's net accounts receivable, divided by Cash Burn. If cash (and cash equivalents) increases from the prior period, "Cash Burn" is cash (prior period) minus cash (current period) plus increases/less decreases in short and long term borrowings plus increases/less decreases in stock, paid-in capital and Subordinated Debt. If cash (and cash equivalents) decreases from prior period, "Cash Burn" is cash (prior period) less (current period) minus increases/plus decreases in short and long term borrowings minus increases/plus decreases in stock, paid-in capital and subordinated debt.

         "REPAYMENT PERIOD" as to the Equipment Advances, is 24 months.

         "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

         "REVOLVING MATURITY DATE" is March 1, 2001.

         "SCHEDULE" is any attached schedule of exceptions.

         "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

         "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

         "TERM LOAN" a loan of $312,109.18

         "TERM LOAN MATURITY DATE" is January 25, 2002.

         "TRADEMARKS" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.

         "TREASURY NOTE MATURITY" is 24 months.


BORROWER:

Homestead.com Incorporated

By: /s/ Andrew Chmyz
   ----------------------------------
Title:   Controller
      -------------------------------

BANK:

SILICON VALLEY BANK


By:
   ----------------------------------
Title:
      -------------------------------

                                    EXHIBIT A

         The Collateral consists of all of Borrower's right, title and interest in and to the following:

         All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

         All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

         All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

         All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

         All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION              DATE: _______________________

FAX#: (408) 496-2426                             TIME: _______________________

________________________________________________________________________________

FROM:    HOMESTEAD.COM INCORPORATED
     ---------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

REQUESTED BY:    /s/ Andrew Chmyz
             -------------------------------------------------------------------
                             AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:    /s/ Andrew Chmyz
                     -----------------------------------------------------------

PHONE NUMBER:  (650) 549-3124
             -------------------------------------------------------------------

FROM ACCOUNT #________________                       TO ACCOUNT #_______________

REQUEST TRANSACTION TYPE                             REQUESTED DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)                         $__________________________
PRINCIPAL PAYMENT (ONLY)                             $__________________________
INTEREST PAYMENT (ONLY)                              $__________________________
PRINCIPAL AND INTEREST (PAYMENT)                     $__________________________

OTHER INSTRUCTIONS:_____________________________________________________________
________________________________________________________________________________

All Borrower's representations and warranties in the Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

________________________________________________________________________________


________________________________________________________________________________
                                  BANK USE ONLY

TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

_____________________________________         __________________________________
             Authorized Requester                         Phone #

_____________________________________         __________________________________
             Received By (Bank)                           Phone #

                      ____________________________________
                           Authorized Signature (Bank)
________________________________________________________________________________

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE


________________________________________________________________________________

Borrower    Homestead.com Incorporated         Bank:    Silicon Valley Bank
                                                        3003 Tasman Drive
                                                        Santa Clara, CA 95054

Commitment Amount: $750,000

________________________________________________________________________________

ACCOUNTS RECEIVABLE
1.       Accounts Receivable Book Value as of                                           $
                                              ---------------                              ------------------------
2.       Additions (please explain on reverse) ______                                   $
                                                                                           ------------------------
3.       TOTAL ACCOUNTS RECEIVABLE                                                      $
                                                                                           ------------------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.       Amounts over 90 days due                                      $
                                                                        ---------------
5.       Balance of 50% over 90 day accounts                           $
                                                                        ---------------
6.       Credit balances over 90 days                                  $
                                                                        ---------------
7.       Concentration Limits                                          $
                                                                        ---------------
8.       Foreign Accounts                                              $
                                                                        ---------------
9.       Governmental Accounts                                         $
                                                                        ---------------
10.      Contra Accounts                                               $
                                                                        ---------------
11.      Promotion or Demo Accounts                                    $
                                                                        ---------------
12.      Intercompany/Employee Accounts                                $
                                                                        ---------------
13.      Other (please explain on reverse)                             $
                                                                        ---------------
14.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                           $
                                                                                         --------------------------
15.      Eligible Accounts (#3 minus #14)                                               $
                                                                                         --------------------------
16.      LOAN VALUE OF ACCOUNTS (75% of #15)                                            $
                                                                                         --------------------------

BALANCES
17.      Maximum Loan Amount                                           $
                                                                        ---------------
18.      Total Funds Available [Lesser of #17 or #16]                                   $
                                                                                         --------------------------
19.      Present balance owing on Line of Credit                       $              0
                                                                        ---------------
20.      Outstanding under Sublimits ( )                               $              0
                                                                        ---------------
21.      RESERVE POSITION (#18 minus #19 and #20)                                       $
                                                                                         --------------------------

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THIS IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES IN THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

                                                          ----------------------
COMMENTS:
                                                              BANK USE ONLY
Homestead.com Incorporated
                                                          Rec'd By:____________
By:_________________________________                               Auth. Signer
         Authorized Signer                                Date:________________

                                                          Verified:____________
                                                                   Auth. Signer
                                                          Date:________________
                                                          _____________________

                                                          ----------------------

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:            SILICON VALLEY BANK
               3003 Tasman Drive
               Santa Clara, CA 95054

FROM:          HOMESTEAD.COM INCORPORATED

         The undersigned authorized officer of Homestead.com Incorporated ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank "Agreement"), (i) Borrower is in complete compliance for the period ending 2/29/00 with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                       REQUIRED                                COMPLIES
------------------                       --------                                --------
Monthly financial statements + CC        Monthly within 30 days                  _X_ Yes    ___ No
Annual (Audited)                         FYE within 90 days                      ___ Yes    _X_ No
A/R & A/P Agings                         Monthly within 30 days                  _X_ Yes    ___ No
Borrowing Base Certificate               Monthly within 30 days                  _X_ Yes    ___ No

FINANCIAL COVENANT                       REQUIRED                ACTUAL          COMPLIES
------------------                       --------                ------          --------
Maintain on a Monthly Basis:
   Minimum Debt Service*                                                          ___  Yes  _X_ No
   Minimum Liquidity Coverage**                                                   _X_ Yes   ___ No

Profitability:                           Monthly                 $                _X_ Yes   ___ No
                                                                  ------------

             Losses not to exceed:       a maximum quarterly loss of 125% of the  _X_ Yes   ___ No
                                         financial projections.

* A ratio of earnings before tax plus depreciation and amortization divided by the sum of current maturities of long term debt plus interest expense monthly of at lease 1.50 to 1.00.

** A ratio of unrestricted cash plus 50% of Eligible Accounts greater than either (a) two times the outstanding Credit Extensions or (b) four months Remaining Months Liquidity. At such time as Borrower achieves a minimum quarterly of $1 for 2 consecutive quarters, the Liquidity Coverage shall be replaced by a Debt Service Coverage.

                                                       -------------------------
COMMENTS REGARDING EXCEPTIONS: See Attached.
                                                           BANK USE ONLY
Sincerely,
                                                       Rec'd By:_______________
Homestead.com Incorporated,                                     Auth. Signer
                                                       Date:___________________
  /s/ Andrew Chmyz
--------------------------                             Verified:_______________
SIGNATURE                                                       Auth. Signer
                                                       Date:___________________
  Controller
--------------------------                             Compliance Status: Yes No
TITLE
                                                       -------------------------
  3/27/00
--------------------------
DATE

[LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES
-------------------------------------------------------------------------------

BORROWER:              HOMESTEAD.COM INCORPORATED

LOAN OFFICER:          QUENTIN FALCONER

DATE:                  MARCH 1, 2000

                       REVOLVING LOAN FEE                            $7,500.00
                       CREDIT REPORT                                     35.00
                       UCC SEARCH FEE                                   150.00
                       UCC FILING FEE                                    20.00
                       INTELLECTUAL PROPERTY FILING FEES                550.00
                       DOCUMENTATION FEE                              1,500.00

                       LESS GOOD FAITH DEPOSIT                      ($2,500.00)

                       TOTAL FEE DUE                                 $7,255.00
                       ------------                                  =========

PLEASE INDICATE THE METHOD OF PAYMENT:

         (   ) A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

         ( x ) DEBIT DDA #3300123800 FOR THE TOTAL AMOUNT.

         (   ) LOAN PROCEEDS

BORROWER:

BY: /s/ Andrew Chmyz
   --------------------------------
   (AUTHORIZED SIGNER)



-----------------------------------
SILICON VALLEY BANK        (DATE)
ACCOUNT OFFICER'S SIGNATURE

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement is entered into as of March 1,2000 by and between SILICON VALLEY BANK ("Bank") and Homestead.com Incorporated ("Grantor").

                                    RECITALS

         A. Bank has agreed to make certain Credit Extensions of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated March 1, 2000 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

         B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

         To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

         This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

         IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                              GRANTOR:

Address of Grantor:                           Homestead.com Incorporated


3475 H. Edison Way                            By: /s/ Andrew Chmyz
-----------------------------------              -----------------------------
Menlo Park, CA 94025                          Title: Controller
-----------------------------------                 --------------------------

Attn:
     ------------------------------

                                              BANK:

Address of Bank:                              SILICON VALLEY BANK


3003 Tasman Drive                             By:
Santa Clara, CA 95054-1191                       -----------------------------
                                              Title:
Attn:                                               --------------------------
     ------------------------------

                                    EXHIBIT A
                                    ---------

                                    Copyrights


                                   Registration/      Registration/
                                   Application        Application
Description                        Number             Date
-----------                        -------------      -------------


None

                                    EXHIBIT B
                                    ---------

                                     Patents


                                   Registration/      Registration/
                                   Application        Application
Description                        Number             Date
-----------                        -------------      -------------



None

                                    EXHIBIT C
                                    ---------

                                    Trademarks


                                   Registration/      Registration/
                                   Application        Application
Description                        Number             Date
-----------                        -------------      -------------


"HOMESTEAD"                        2286063            10/12/99

                                    EXHIBIT D
                                    ---------
                                    Mask Works



                                   Registration/      Registration/
                                   Application        Application
Description                        Number             Date
-----------                        -------------      -------------



None

                                    EXHIBIT E
                                    ---------

                        FORM OF LOAN AGREEMENT SUPPLEMENT

                         LOAN AGREEMENT SUPPLEMENT No. []

LOAN AGREEMENT SUPPLEMENT No. [], dated ___________, 2000 ("Supplement"), to the Loan and Security Agreement dated as of ________, 2000 (the "Loan Agreement") by and between the undersigned ("Borrower"), and Silicon Valley Bank ("Bank").
Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.
To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower grants Bank, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto.

The proceeds of the Loan should be transferred to Borrower's account with Bank set forth below:

         Bank Name:     Silicon Valley Bank
         Account No.:

Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the Basic Rate applicable to the Funding Date of the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrower in the Loan Agreement are true and correct on the date hereof and will be true and correct on such Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK                                Homestead.com
                                       ---------------------------------------


By:                                    By: /s/ Andrew Chmyz
   -------------------------------        ------------------------------------
   Name:                               Name: Andrew Chmyz
        --------------------------          ----------------------------------
   Title:                              Title: Controller
         -------------------------           ---------------------------------

Annex A - Description of Financed Equipment
Annex B - Loan Terms Schedule

                              ANNEX A TO EXHIBIT E
                              --------------------

The Financed Equipment being financed with the Equipment Advance which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Equipment Advance, this schedule automatically shall be deemed to be a part of the Collateral.


Description of Equipment:     Make        Model       Serial #       Invoice #


                                See attached invoices

                              ANNEX B TO EXHIBIT E
                              --------------------

                         LOAN TERMS SCHEDULE #_________

Loan Funding Date:____________, 2000

Original Loan Amount: $___________

Basic Rate: _______%

Loan Factor: ________%

Scheduled Payment Dates and Amounts*:

         One (1) payment of $______________ due ______________________
         _______ payment of $______________ due monthly in advance from _______________ through __________.
         One (1) payment of $______________ due _______________________


Maturity Date: ____________

Final Payment: An additional amount equal to the Final Payment Percentage multiplied by the Loan Amount then in effect, shall be paid on the Maturity Date with respect to such Loan.

Payment No.                Payment Date

 1
 2
 3
 4
 ...
 35
[36]
 ...

*/    The amount of each Scheduled Payment will change as the Loan Amount changes.


                                       3